CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION
                         906 OF THE SARBANES-OXLEY ACT

I, Kenneth C. Anderson, President of Aston Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    1/3/2008                           /S/ KENNETH C. ANDERSON
     ----------------------                 ------------------------------------
                                            Kenneth C. Anderson, President
                                            (principal executive officer)

I, Gerald F. Dillenburg, Senior Vice President, Secretary & Treasurer of Aston Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    1/3/2008                           /S/ GERALD F. DILLENBURG
     ----------------------                 ------------------------------------
                                            Gerald F. Dillenburg, Senior Vice
                                            President, Secretary & Treasurer
                                            (principal financial officer)